USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 2000-A
QUARTERLY SERVICING REPORT
Interest Period January 25, 2000 through April 27, 2000
Collection Period January 1, 2000 through March 31, 2000


A. Total Student Loan Portfolio Outstanding      January 1, 2000      Activity             March 31, 2000
i. Portfolio Balance                             $ 947,112,480.53     $ 192,140,333.74     $ 1,139,252,814.27

----------------------------------------------------------------------------------------------------------------
B. Other Portfolio Statistics                    January 1, 2000      Activity             March 31, 2000
i. Weighted Average Collateral Interest Rate           7.80%          (0.05%)              7.75%
ii. Weighted Average Collateral Remaining Term       145.00            2.17                147.17
iii. Number of Loans                                229,750           43,288              273,038
iv. Number of Accounts                               99,041           58,781              157,822
v.  Average Account Size                           4,122.36           3,096.23            $ 7,218.59
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
C. Notes and Certificates        CUSIP           Spread to Index      January 1, 2000      March 31, 2000
i Class A-1 Notes              784582AZ1              0.11%           $ 309,250,000.00     $ 309,250,000.00
ii. Class A-2 Notes            784582BA5              0.19%           $ 848,750,000.00     $ 848,750,000.00
iii. Subordinate Notes         784582BB3              0.55%           $ 42,000,000.00      $ 42,000,000.00
----------------------------------------------------------------------------------------------------------------
iv. Total Note Balance                                                $ 1,200,000,000.00   $ 1,200,000,000.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
D. Reserve Account                               January 1, 2000
i. Required Reserve Account Percentage           0.250%
ii. Reserve Account Initial Deposit ($)          $ 3,000,000.00
iii. Specified Reserve Account Balance           0.125%
iv. Reserve Account Floor Amount ($)             $ 1,500,000.00
v. Current Reserve Account Balance               $ 3,000,000.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
E. Other Account Balances                        January 1, 2000
i. Collateral Reinvestment Account               $ 210,304,208.70 ***
ii. Collections Account                          $ 13,837,906.35
----------------------------------------------------------------------------------------------------------------

*** This includes the amount from the Prefunding Account used to purchase additional loans.

II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
-------------------------------------------------------------------------------

(A) Total Outstanding Bond Balance                                                                              $1,200,000,000.00
(B) Total Bond Factor                                                                                                  1.00000000
(C) Pool Balance                                                                                                  $947,112,480.53
(D) Pool Factor                                                                                                        1.63465666
(E) Senior Notes
      (i) Note Balance                                                                                          $1,158,000,000.00
      (ii) Note Pool Factor                                                                                            1.00000000
      (iii) Principal Shortfall                                                                                             $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                             $42,000,000.00
      (ii) Note Pool Factor                                                                                            1.00000000
      (iii) Principal Shortfall                                                                                             $0.00
(G) Cumulative Defaults, This Year                                                                                          $0.00
(H) Cumulative Defaults to Date                                                                                             $0.00
(I) Senior Noteholders' Interest Carryover Shortfall                                                                        $0.00
(J) Senior Noteholders' Interest T-Bill Carryove(This can only be paid quarterly, after parity has been reached.)           $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                   $0.00
(L) Subordinate Noteholders' Interest T-Bill Car(Thisrcan only be paid quarterly, after parity has been reached.)           $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                          $0.00
(N) Reserve Account Balance                                                                                         $3,000,000.00
(O) Collateral Reinvestment Account Balance ***                                                                   $210,304,208.70
(P) Collections Account Balance                                                                                    $13,837,906.35

***  This includes the amount from the Prefunding Account used to purchase additional loans.

III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES
-------------------------------------------------------------------------------

(A) Unpaid Servicing Fees (Monthly)                                                $0.00
(B) Unpaid Administration Fees (Monthly)                                           $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                      $0.00
(D) Servicing Fees Accrued During Prior months                               $952,377.03
(E) Administration Fees Accrued During Prior months                           $95,481.95
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior months        $588,083.00

IV. SERVICING FEE CALCULATION - Monthly, if Prior to July 2008 Quarterly Distribution
-------------------------------------------------------------------------------

(A) Pool Balance as of the End of the Collection Period                                                         $1,139,252,814.27
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                       1.00%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                      $949,377.35
(D) Servicing Cost (uncapped servicing fee)                                                                            $492,745.75
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                               $492,745.75
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                                    $0.00

V. INTEREST RATE CALCULATION
--------------------------------------------------------------------------------

Determination of Net Expected Interest Collections
(A) Leap Year?                                                                                 Yes
(B) Days in Year                                                                               366
(C) Actual Days in Interest Period                                                              94
(D) Borrower Interest Accrued During Collection Period                                         $18,509,617.34
(E) Interest Subsidy Payments Accrued During Collection Period                                  $2,357,749.60
(F) SAP Accrued During Collection Period                                                        $2,453,031.21
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C+D))                        $322,622.87
(H) Origination Fees Accrued During Collection Period (VIII(E))                                    $26,667.92
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))    $1,588,073.60
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                        $884,412.00
(K) Net Trust Swap Receipts                                                                                 -
(L) Net Trust Swap Payments                                                                                 -
--------------------------------------------------------------------------------------------------------------
(M) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L)                                   $21,143,867.50
--------------------------------------------------------------------------------------------------------------

(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(M)/(II(A))                 N/A


(M) Interest Period Index Value - 3 Month LIBOR                         6.04000%

-----------------------------------------------------------------------------------------------------------------------------------
      Class of Debt            Index Value             Spread           Stated Coupon       Adjusted Coupon         $ Interest
        Class A-1               6.04000%               0.11%               6.15000%            6.15000%              $4,966,039.58
        Class A-2               6.04000%               0.19%               6.23000%            6.23000%             $13,806,804.86
       Subordinate              6.04000%               0.55%               6.59000%            6.59000%                $722,703.33
-----------------------------------------------------------------------------------------------------------------------------------

VARIOUS INPUTS
--------------------------------------------------------------------------------
VI. Cash Inputs

(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                    $4,355,288.87
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts,
    Not Including Recoveries)                                                                       $31,350,651.21
(C) SAP                                                                                                      $0.00
(D) Subsidy Payments                                                                                         $0.00
(E) Recoveries (Principal and Interest) and Other Charges                                                    $0.00


VII. Other Servicer Inputs

(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                             $13,175,264.31
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans        $3,035,738.98
      (iii) Negative Amortization                                                 $7,361,086.53
      (iv) Ending Accrued Interest                                               $16,516,789.14
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                           $7,666,872.38
(B) New Loans/ Prefunding Loans **
      (i) Outstanding Balance                                                                       $209,231,609.26
      (ii) Purchase Premium                                                                           $1,072,599.44
(C) Serial Loans
      (i) Outstanding Balance                                                                         $2,701,412.85
      (ii) Purchase Premium                                                                              $40,684.87
(D) Consolidation Loans                                                                               $5,333,584.00

VIII. Inputs from Other Sources
(A) Collection Account Investment Income                                                                $190,638.57
(B) Reserve Account Investment Income                                                                    $30,580.42
(C) Collateral Reinvestment Account Investment Income                                                   $101,403.88
(D) Delayed Delivery Student Loan Account Investment Income                                                   $0.00
(E) Administration Fee                                                                                  $142,950.82
(F) Loan Origination Fees                                                                                $26,667.92
(G) Draw from Collection Account of Subsequent Monthly Collections                                            $0.00
(H) Transfer from Collection Account to the Collateral Reinvestment Account                          $31,350,651.21
(I) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                        $7,666,872.38
(J) Unpaid Purchase Premium Amounts                                                                           $0.00

**  Prefunding Loans were included in this section for the initial servicer report only.

FLOW OF PRINCIPAL AND LOSSES
-------------------------------------------------------------------------------

IX. Quarterly Flow of Loan Principal
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                        $29,263,337.16
      (ii) Principal Collections from Guarantors                                                $1,972,429.81
      (iv) Loan Principal Repurchased by SMS                                                      $114,884.24
      (v) Loan Principal Repurchased by Servicer                                                        $0.00
      (vi) Total Principal Collections (i+ii+iii+iv+v)                                         $31,350,651.21        $31,350,651.21
-----------------------------------------------------------------------------------------------------------------------------------
(B) Student Loan Principal Additions
      (i) New Loan Additions / Prefunded Loan Additions **                                    $209,231,609.26
      (ii) Serial Loan Additions                                                                $2,701,412.85
      (iii) Consolidation Loan Additions                                                        $5,333,584.00
      (iv) Total Principal Additions (i+ii+iii)                                               $217,266,606.11       $217,266,606.11
-----------------------------------------------------------------------------------------------------------------------------------
(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                            ($532.12)
      (ii) Waived Principal/Other Adjustments                                                   $1,443,025.66
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                               $1,442,493.54
-----------------------------------------------------------------------------------------------------------------------------------
(D) Accrued Interest to be Capitalized (VII(A)(v))                                                                    $7,666,872.38
(E) Net Reduction/(Increase) in Student Loan Principal Balance (IX(A(vi)-B(iv)+C(iii)-D))                          ($192,140,333.74)


X. QUARTERLY UNINSURED LOSS AND RECOVERIES REPORTING
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                               ($532.12)
      (ii) Interest Amount                                                                          $6,338.62
      (iii) Total Realized Losses (i+ii)                                                                                  $5,806.50
(B) Defaults This Quarter                                                                                             $2,053,853.87
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                   $2,053,853.87
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                          $2,053,853.87

** Prefunding Loans were included in this section for the initial servicer report only.

XI. PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------------------------

                            Weighted Avg. Coupon    # of Loans         % of Total       Principal Amount     % of Total
                              March 31, 2000      March 31, 2000     March 31, 2000      March 31, 2000    March 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
In-School                           6.755%            33,906              12.418%         121,474,264.59         10.663%
In-Grace                            6.813%             9,423              3.451%          29,382,997.28          2.579%

Total Interim                                         43,329              15.869%         150,857,261.87         13.242%
---------------------------------------------------------------------------------------------------------------------------------
Current Repayment                   7.934%           146,321             53.590%         608,708,455.63         53.430%
31-60 Days Delinquent               8.019%             8,519              3.120%          36,570,014.38          3.210%
61-90 Days Delinquent               7.929%             5,051              1.850%          19,294,881.46          1.694%
91-120 Days Delinquent              7.876%             4,159              1.523%          15,754,602.66          1.383%
120+ Days Delinquent                7.994%             9,779              3.582%          36,055,947.09          3.165%
Deferment                           7.573%            21,086              7.723%          93,660,818.34          8.221%
Forbearance                         7.924%            34,794             12.743%         178,350,832.84         15.655%

Total Repayment                                      229,709             84.131%         988,395,552.40         86.758%
------------------------------------------------------------------------------------------------------------------------------------
Claims in Process                   0.000%            0.000%              0.000%                   0.00          0.000%
Aged Claims Rejected                0.000%            0.000%              0.000%                   0.00          0.000%
Grand Total                         7.752%           273,038            100.000%       1,139,252,814.27        100.000%
------------------------------------------------------------------------------------------------------------------------------------

XI. PORTFOLIO CHARACTERISTICS

---------------------------------------------------------------------------------------------------------------------------------
                       FOUR YEAR SCHOOLS                     TWO YEAR SCHOOLS                     TECHNICAL SCHOOLS
               GSL-Sub GSL-Unsub PLUS   SLS   Consol GSL-Sub GSL-Unsub PLUS  SLS   Consol GSL-Sub GSL-Unsub PLUS   SLS   Consol
---------------------------------------------------------------------------------------------------------------------------------
In-School       5.09%   4.05%   0.00%  0.00%   0.00%  0.34%   0.22%   0.00%  0.00%  0.00%  0.53%   0.43%   0.00%  0.00%   0.00%
In-Grace        1.02%   0.72%   0.00%  0.00%   0.00%  0.10%   0.07%   0.00%  0.00%  0.00%  0.37%   0.30%   0.00%  0.00%   0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Interim   6.11%   4.77%   0.00%  0.00%   0.00%  0.44%   0.28%   0.00%  0.00%  0.00%  0.90%   0.73%   0.00%  0.00%   0.00%
---------------------------------------------------------------------------------------------------------------------------------
Current
Repayment       7.36%   3.46%   2.23%  0.17%  21.81%  0.60%   0.30%   0.16%  0.01%  0.00%  7.14%   4.06%   5.91%  0.18%   0.00%
31-60 Days
Delinquent      0.37%   0.16%   0.11%  0.02%   1.31%  0.05%   0.03%   0.01%  0.00%  0.00%  0.51%   0.30%   0.31%  0.03%   0.00%
61-90 Days
Delinquent      0.24%   0.12%   0.04%  0.02%   0.51%  0.03%   0.02%   0.00%  0.00%  0.00%  0.36%   0.22%   0.12%  0.01%   0.00%
91-120 Days
Delinquent      0.26%  0.15%   0.02%  0.00%   0.43%  0.04%   0.02%   0.00%  0.00%  0.00%  0.24%   0.16%   0.05%  0.02%   0.00%  0
120+ Days
Delinquent      0.42%   0.17%   0.03%  0.02%   1.07%  0.08%   0.03%   0.00%  0.00%  0.00%  0.75%   0.47%   0.08%  0.03%   0.00%
Deferment       2.25%   1.50%   0.26%  0.08%   2.49%  0.17%   0.09%   0.01%  0.00%  0.00%  0.73%   0.50%   0.10%  0.04%   0.00%
Forbearance     2.38%   1.37%   0.30%  0.11%   6.86%  0.24%   0.13%   0.02%  0.01%  0.00%  2.10%   1.41%   0.66%  0.06%   0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Repay    13.29%  6.94%   2.99%  0.43%  34.48%  1.22%   0.61%   0.20%  0.03%  0.00%  11.84%  7.11%   7.23%  0.36%   0.00%  0
---------------------------------------------------------------------------------------------------------------------------------
Claims in
Process         0.00%   0.00%   0.00%  0.00%   0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%   0.00%   0.00%  0.00%   0.00%
Aged Claims
Rejected         0.00%   0.00%   0.00%  0.00%   0.00%  0.00%   0.00%   0.00%  0.00%  0.00%  0.00%   0.00%   0.00%  0.00%   0.00%
Grand Total     19.40%  11.71%   2.99%  0.43%  34.48%  1.66%   0.90%   0.20%  0.03%  0.00%  12.74%  7.84%   7.23%  0.36%   0.00%

                          OTHER
               GSL-Sub GSL-Unsub PLUS    SLS   Consol
-----------------------------------------------------
In-School      0.00%   0.00%   0.00%  0.00%  0.00%
In-Grace       0.00%   0.00%   0.00%  0.00%  0.00%
-----------------------------------------------------
Total Interim  0.00%   0.00%   0.00%  0.00%  0.00%
-----------------------------------------------------
Current
Repayment      0.01%   0.00%   0.00%  0.00%  0.01%
31-60 Days
Delinquent     0.00%   0.00%   0.00%  0.00%  0.00%
61-90 Days
Delinquent     0.00%   0.00%   0.00%  0.00%  0.00%
91-120 Days
Delinquent     0.00%   0.00%   0.00%  0.00%  0.00%
120+ Days
Delinquent     0.00%   0.00%   0.00%  0.00%  0.00%
Deferment      0.00%   0.00%   0.00%  0.00%  0.00%
Forbearance    0.00%   0.00%   0.00%  0.00%  0.00%
-----------------------------------------------------
Total Repay    0.01%   0.01%   0.00%  0.00%  0.01%
-----------------------------------------------------
Claims in
Process        0.00%   0.00%   0.00%  0.00%  0.00%
Aged Claims
Rejected       0.00%   0.00%   0.00%  0.00%  0.00%
Grand Total    0.01%   0.01%   0.00%  0.00%  0.01%

                     Four Year   Two Year   Technical
                     Schools     Schools    Schools   Other   Total
--------------------------------------------------------------------------
In-School                9.14%    0.56%      0.96%    0.00%  10.66%
In-Grace                 1.74%    0.17%      0.67%    0.00%   2.58%
--------------------------------------------------------------------------
Total Interim            10.88%   0.73%      1.63%    0.00%  13.24%
--------------------------------------------------------------------------
Current Repaymen         35.03%   1.06%      17.30%    0.02%  53.42%
31-60 Days Delinq1        1.98%   0.09%       1.14%    0.00%   3.21%
61-90 Days Delinq0         .93%   0.06%       0.71%    0.00%   1.70%
91-120 Days Delin0         .86%   0.06%       0.46%    0.00%   1.38%
120+ Days Delinqu1        1.72%   0.12%       1.33%    0.00%   3.17%
Deferment                 6.58%   0.27%       1.37%    0.00%   8.22%
Forbearance              11.03%   0.40%       4.23%    0.01%  15.66%
--------------------------------------------------------------------------
Total Repayment          58.12%   2.06%      26.55%    0.04%  86.76%
--------------------------------------------------------------------------
Claims in Process        0.00%    0.00%       0.00%    0.00%   0.00%
Aged Claims Rejec        0.00%    0.00%       0.00%    0.00%   0.00%
Grand Total              69.01%   2.79%      28.18%    0.04% 100.00%
--------------------------------------------------------------------------

QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS

SUMMARY OF QUARTERLY CASH GENERATION AND USAGE
(A-Balance) Existing Cash in Collections Account                                                                      $13,837,906.35
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                             $4,355,288.87
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries) (VI(B))  $31,350,651.21
(C) SAP (VI(C))                                                                                                                $0.00
(D) Subsidy Payments (VI(D))                                                                                                   $0.00
(E) Proceeds of Recoveries (VI(E))                                                                                             $0.00
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $7,666,872.38
(G) Investment Earnings (VIII(A+B+C))                                                                                    $322,622.87
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $884,412.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $31,350,651.21

(K) Required Distributions
      (i) Servicing Fee Due                                                                         $1,445,122.78
      (ii) Administrative Fee Due                                                                     $142,950.82
      (iii) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata with (iv) and (v)]        $4,966,039.58
      (iv) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata with (iii) and (v)]       $13,806,804.86
      (v) Net Trust Swap Payment [Pro-Rata with (iii) and (iv)] [Receipt expressed as a Negative]           $0.00
      (vi) Subordinate Noteholders' Interest Distribution Amount                                      $722,703.33
      (vii) Principal Distribution Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)  $0.00
      (viii) Total Required Distributions (i+ii+iii+iv+v+vi+vii)                                                      $21,083,621.37


(L) Use of Existing Collections Account / Transfer from Collateral Reinvestment Account for Increase in Available Funds        $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                  $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                   $0.00
(O) Total Amount Available for Distributions (A(ABalance+A+B+C+D+E+F+G-H-I-J+M+N))                                    $25,298,278.47

EARLY AMORTIZATION EVENT TRIGGERS                                                                                  (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                          0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                                 0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                      0
(D) Has an event of insolvency occurred with respect to the Seller?                                                                0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                              0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 35% of the Pool Balance?                                                                                            0
      (i) Principal balance of proprietary or vocational school loans                             $353,153,427.93
      (ii) Percentage of proprietary or vocational school loans                                            31.00%
(G) Has the percentage by principal balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                                           0
      (i) Principal balance of student loans which are not in repayment and are not eligible for   $92,038,990.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy          8.08%
(H) Has the Excess Spread for this Quarterly Payment Date and for the preceding Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                                 0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                          0
(J) Has an Early Amortization Event occured?                                               0     No. The Revolving Period continues.

DETERMINATION OF PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                             1
(B) Required Principal Distribution Amount                                                                                     $0.00

DISTRIBUTIONS

DISTRIBUTIONS OF CASH
(A) Servicing Fee
      (i) Servicing Fee Due                                                          $1,445,122.78
      (ii) Servicing Fee Paid                                                        $1,445,122.78
      (iii) Unpaid Servicing Fee (i-ii)                                                      $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                       $142,950.82
      (ii) Administration Fee Paid                                                     $142,950.82
      (iii) Unpaid Administration Fee (i-ii)                                                 $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                                      $4,966,039.58
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                                    $13,806,804.86
      (ii) Net Trust Swap Payment [Pro-Rata]                                                                          $0.00
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                                             $18,772,844.44
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                           $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                            $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))            $722,703.33
      (ii) Subordinate Note Interest Paid                                                                       $722,703.33
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                      $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                       $0.00
(E) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                                $0.00
      (ii) Class A-1 Note Principal Paid                                                                              $0.00
      (iii) Class A-1 Note Principal Shortfall                                                                        $0.00
      (iv) Class A-2 Note Principal Due                                                                               $0.00
      (v) Class A-2 Note Principal Paid                                                                               $0.00
      (vi) Class A-2 Note Principal Shortfall                                                                         $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                             $0.00
      (ii) Subordinate Notes Principal Paid                                                                           $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                              $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                $0.00
      (ii) Purchase Premium Amounts Paid                                                                              $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                           $0.00
(H) "Turbo" Principal
      (i) Class A-1 Note Principal                                                            $0.00
      (ii) Class A-2 Note Principal                                                           $0.00
      (iii) Subordinate Note Principal                                                        $0.00
      (iv) Total "Turbo" Principal                                                                                    $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                   $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                      $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                    $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                              $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                            $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                               $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                                   $0.00
      (ii) Servicing Fee Shortfall Paid                                                                               $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                                     $0.00


RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                         $3,000,000.00
(B) Draw Due to Insufficient Funds (A(M)                                                                              $0.00
(C) Required Account Balance                                                                                  $3,000,000.00
(D) Account Deposit/(Release)                                                                                         $0.00
(E) Ending Account Balance (E(A-B+D))                                                                         $3,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O)) ***                                                                   $210,304,208.70
(B) Deposit from Collection Account (VIII(G))                                                                $31,350,651.21
(C) Deposit from Reserve Fund Release     (Deposit can be made only prior to Parity, during Revolving Period) $4,214,657.10
(D) Draw for Accrued Interest (VIII(H))                                                                       $7,666,872.38
(E) Draw for New Loans / Prefunding Loans (VII(B)(i+ii)) **                                                 $210,304,208.70
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                      $2,742,097.72
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                 $5,333,584.00
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                             $0.00
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                              $19,822,754.21

RECONCILIATION OF COLLECTIONS ACCOUNT
(A) Beginning Account Balance                                                                                $13,837,906.35
(B) Ending Account Balance                                                                                            $0.00

ADDITIONAL REPORTING REQUIREMENTS

(A)(i) Class A-1Notes Interest Rate                                         (3 Month LIBOR)                         6.15000%
(A)(ii) Class A-2Notes Interest Rate                                        (3 Month LIBOR)                         6.23000%
(B) Subordinate Notes Interest Rate                                         (3 Month LIBOR)                         6.59000%
(C) Cumulative New Loans/ Prefunded Loans This Quarter **                                                    $209,231,609.26
(D) Cumulative Serial Loans This Quarter                                                                       $2,701,412.85
(E) Cumulative Consolidation Loans This Quarter                                                                $5,333,584.00
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account           $7,666,872.38
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                       $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                   $0.00
(J) Excess Available Funds Released to SMS                                                                             $0.00

**  Prefunding Loans were included in this section for the initial servicer report only.
***  This includes the amount from the Prefunding Account used to purchase additional loans.

BOND AND POOL BALANCES AND FACTORS

-------------------------------------------------------------------------------------------
                         Beginning of Period        Activity            End of Period
-------------------------------------------------------------------------------------------
Total Bond Balance          $1,200,000,000.00                 $0.00      $1,200,000,000.00
Total Bond Factor                  1.00000000                     -             1.00000000
Pool Balance                  $947,112,480.53       $192,140,333.74      $1,139,252,814.27
Pool Factor                        1.63465666          0.3316221494             1.96627881
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Class A-1                                Class A-2                             Subordinate
                Beginning of Period   End of Period   Beginning of Period     End of Period   Beginning of Period    End of Period
Note Balance        $309,250,000.00  $309,250,000.00     $848,750,000.00    $848,750,000.00     $42,000,000.00      $42,000,000.00
Note Factor           1.00000000000    1.00000000000       1.00000000000      1.00000000000      1.00000000000       1.00000000000
Note Shortfall                $0.00            $0.00               $0.00              $0.00              $0.00               $0.00
----------------------------------------------------------------------------------------------------------------------------------

REMITTANCE REPORT SUMMARY
--------------------------------------------------------------------------------

(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                                         (1a)                              $0.00
      (b) Class A-2 Notes                                                         (1b)                              $0.00
      (c) Subordinate Notes                                                       (1c)                              $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                           (2a)                      $4,966,039.58
      (b) Class A-2 Notes (For Quarter)                                           (2b)                     $13,806,804.86
      (c) Subordinate Notes (For Quarter)                                         (2c)                        $722,703.33

(iii) The interest rates for the:
      (a) Class A-1 Notes (Quarterly)                                      (3a)                                  6.15000%
      (b) Class A-2 Notes (Quarterly)                                      (3b)                                  6.23000%
      (c) Subordinate Notes (Quarterly)                                    (3c)                                  6.59000%

(iv) The Pool Balance as of the close of business on the last day of the
Collection Period                                                                  (4)                 $ 1,139,252,814.27

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                                         (5a)                    $309,250,000.00
      (b) Class A-2 Notes                                                         (5b)                    $848,750,000.00
      (c) Subordinate Notes                                                       (5c)                     $42,000,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                                         (6a)                         1.00000000
      (b) Class A-2 Notes                                                         (6b)                         1.00000000
      (c) Subordinate Notes                                                       (6c)                         1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                        $478,410.52
      Paid for Month 2                                                                                        $473,966.51
      Paid for Month 3                                                                                        $492,745.75
      (a) Paid for the Quarter                                                    (7a)                      $1,445,122.78
      (b) Unpaid for the Quarter                                                  (7b)                              $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                         $47,889.22
      Paid for Month 2                                                                                         $47,592.73
      Paid for Month 3                                                                                         $47,468.87
      (a) Paid for the Quarter                                                    (8a)                        $142,950.82
      (b) Unpaid for the Quarter                                                  (8b)                              $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                         294,288.00
      Paid for Month 2                                                                                         293,795.00
      Paid for Month 3                                                                                         296,329.00
      (a) Paid for the Quarter                                                    (9a)                        $884,412.00

(x) The amount of aggreate Realized Losses for the Collection Period              (10)                          $5,806.50

PREPAYMENT HISTORY AND CPRs
---------------------------------------------------------------------

      Distribution               Actual             Since Issued
          Date                Pool Balance              CPR
---------------------------------------------------------------------
      Apr-00                  1,139,252,814         n/a
                                                    n/a
                                                    n/a
                                                    n/a
---------------------------------------------------------------------

** rate not reported during initial reporting period since moving average cannot be established


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




/S/ Cheryl E. Watson
------------------------------------------
Cheryl E. Watson
Senior Vice President and CFO

                                   ADDENDUM

Neither the Issuer nor the Administrator believe that the financial statements of the guarantors of the Financed Student Loans are material. However, Noteholders have the right to receive a copy of such financial statements of the guarantors upon written notice

                     If to United Student Aid Funds, Inc.
                           United Student Aid Funds, Inc.
                           P.O. Box 7039
                           Indianapolis, IN  46207-7039
                           Attention:  Carol Webber

                     If to Iowa College Student Aid Commission
                           Iowa College Student Aid Commission
                           200 10th Street, 4th Floor
                           Des Moines, IA 50309-3609
                           Attention:  Gary W. Nichols

                         SMS STUDENT LOAN TRUST 2000-A
                              OFFICERS' CERTIFICATE

In accordance with Section 11.02 of the Indenture dated as of January 1, 2000, between SMS Student Loan Trust 2000-A, a Delaware trust (the "Issuer") and Bankers Trust Company, a New York banking corporation, as trustee and not in its individual capacity (the "indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds therof were applied in accordance with the Basic Documents.

Terms used herin and not specifically herin defined shall have the meaning ascribed to them in the Indenture.

In witness whereof, the undersigned has signed their names on behalf of the Corporation on 04/24/00.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator

/S/ Cheryl E. Watson
Cheryl E. Watson
Senior Vice President & Chief Financial Officer


/S/ Stephen W. Clinton
Stephen W. Clinton
Chairman of the Board, President and CEO

                          SMS STUDENT LOAN TRUST 2000-A

                           ADMINISTRATOR'S CERTIFICATE

In accordance with Section 2(g) of the Administration Agreement dated as of January 1, 2000, among SMS STUDENT LOAN TRUST 2000-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:

Quarterly Payment Date:        April 28, 2000

(i)  Amount of principal being paid or distributed:
     (a) Class A-1         $0.00  *    $0.00  * per $1,000 original principal
                                                     amount of Notes
     (b) Class A-2         $0.00  *    $0.00  * per $1,000 original principal
                                                     amount of Notes
     (c) Subordinate       $0.00  *    $0.00  * per $1,000 original principal
                                                     amount of Notes

* Portion of each sum amount attributable to Reserve Account Excess:     $0.00

(ii)   Amount of interest being paid or distributed:
     (a)  Class A-1       $4,966,039.58   $0.02  per $1,000 original principal
                                                    amount of Notes
     (b)  Class A-2      $13,806,804.86   $0.02  per $1,000 original principal
                                                    amount of Notes
     (c)  Subordinate    $722,703.33      $0.02  per $1,000 original principal
                                                    amount of Notes

(iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

     (a)  Distributed:  $0.00       $0.00  per $1,000 original principal
                                        amount of Notes
     (b)  Balance:      $0.00       $0.00  per $1,000 original principal
                                        amount of Notes

(iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

     (a) Distributed:   $0.00      $0.00  per $1,000 original principal
                                      amount of Notes
     (b) Balance:       $0.00      $0.00  per $1,000 original principal
                                      amount of Notes

(v)    Pool Balance at end of related Collection Period:      $1,139,252,814.27

(vi)   After giving effect to distributions on this Quarterly Payment Date:

     (a)  (1) outstanding principal amount of Class A-1 Notes   $309,250,000.00
          (2) Class A-1 Note Pool Factor:                               1.00000
     (b)  (1) outstanding principal amount of Class A-2 Notes   $848,750,000.00
          (2) Class A-2 Note Pool Factor:                               1.00000
     (c)  (1) outstanding principal amount of Subordinate Notes: $42,000,000.00
          (2) Subordinate Note Pool Factor:                             1.00000

(vii)  Applicable Note Rate:
     In general:
     (1) Three-month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was 6.04000%
     (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was

        Class A-1 Note Rate      6.15000%      (based on LIBOR rate)
        Class A-2 Note Rate      6.23000%      (based on LIBOR rate)
        Subordinate Note Rate:   6.59000%      (based on LIBOR rate)

(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(I) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such quarterly Payment Date and for each Monthly Payment Date following the immediately
preceding Quarterly Payment Date:                                  $1,445,122.78

(ix)   Amount of Administration Fee for related Collection Period:   $142,950.82
       $  0.00  per $1,000 original principal amount of Notes

(x) the Trust Swap Payment Amount paid to the Swap Counterparty on such Quarterly Payment Date: $0.00 the amount of any Net Trust Swap Payment Carryover Shortfall for such Quarterly Payment Date: $0.00 the  Trust Swap Receipt Amount paid ot the Trust on such Quarterly  Payment
          Date: $0.00
     the  Net Trust Swap Receipt Carryover  Shortfall for such Quarterly Payment
          Date: $0.00
(xi)   Aggregate amount of Realized Lossess (if any) for the related Collection
            Period:                                                   $5,806.50

(xii) Finance Student Loans delinquent at end of related Collection period 27,508 number of delinquent loans
       $107,675,445.59  aggregate unpaid principal balance of delinquent loans

(xiii) Withdrawal from Reserve Account on related  Quarterly Payment Date (other than Reserve Account  Excess)and on any Monthly  Paylment Date since
       the preceding Quarterly Payment Date (list each withdrawal separately):                   $0.00
       Purpose: n/a
       Reserve Account Excess on related Quarterly Payment Date                                  $4,214,657.10
          Principal balance of Notes to be paid to reach Parity Date                             $60,747,185.73

(xix)  Deposits to Collateral Reinvestment Account during related Collection Period:             $31,350,651.21
       Amount to be depositied on related Quarterly Payment Date                                 $ 4,214,657.10
       Withdrawal from Collateral Reinvestment Account during related Collection Period:         $226,046,762.80
            Amount in the Reserve Account (after giving effect to                                $ 3,000,000.00

(x)    Amount in the Collateral Reinvestment Account (after giving effect to (xx)):              $19,822,754.21

(xi)   Consolidation Loans:
          211 loans with aggregate principal balance of $5,333,584.00 were origianated during related Collection Period $5,333,584.00 withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related Collection Period.

(xvii) Add-on Consolidation Loans:
          0 loans with aggregate principal balance of $0.00 were added to the principal balance of a Consolidation Loan $0.00 withdrawal from Collateral Reinvestment Account to fund the addition of the principal balancers of Add-on Consolidation Loans during the related Collection Period

(xiii) Serial Loans:
                506 loans
      $2,701,412.85 aggregate principal balance
          40,684.87 (portion represented by Purchase Premium Amounts)
                     were purchased during the related Collection Period.

(xiv)  New Loans:
              47,675  loans
     $209,231,609.26  aggregate principal balance
       $1,072,599.44  (portion represented by Purchase Premium Amounts)
                       were purchased during the related Collection Period).

(xv) Withdrawl from the Delayed Delivery Loan Funding Account during the related Collection Period: $0.00

(xvi)Amount in the Delayed Delivery Loan Funding Account (after giving effect to (xv): $0.00

(xvii) Financed Student Loans in the followign categories as of the end of the related Collection Period:

                         Weighted Average   Number of          Principal
                         Interest Rate      Loans              Balance
     Status Type:
     In-School           6.75%                                 $121,474,264.59
                                             33,906
     Grace               6.81%                                  $29,382,997.28
                                              9,423
     Repayment           7.93%                                 $608,708,455.63
                                            146,321
     Forbearance         7.92%                                 $178,350,832.84
                                             34,794
     Deferment           7.57%                                  $93,660,818.34
                                             21,086
     Delinquencies       7.95%                                 $107,675,445.59
                                             27,508
     Claims Filed
     Awaiting Payment    0.00%                 0.00                       0.00
                         -----              -------          -----------------
                         7.75%              273,038          $1,139,252,814.27

     Delinquencies:
     30-60 Days          8.02%                8,519             $36,570,014.38
     61-90 Days          7.93%                5,051             $19,294,881.46
     91-120 Days         7.88%                4,159             $15,754,602.66
     More than 120
     Days Delinquent     7.99%                9,779             $36,055,947.09
     Claims Filed
     Awaiting Payment    0.00%                 0.00                      $0.00
                         -----               ------          -----------------
                         7.98%               27,508            $107,675,445.59
     Loan Type:
     Stafford Loans      7.38%              214,001            $618,273,418.55
     SLS Loans           8.06%                3,065              $9,284,702.57
     PLUS Loans          7.86%               31,548            $118,786,465.20
     Consolidation Loans 8.30%               24,424            $392,908,227.95
                         -----              -------          -----------------
                         7.75%              273,038          $1,139,252,814.27

     School Type:
     Traditional         7.82%             138,684            $ 786,099,386.34
     Vocational/
     Proprietary         7.60%             134,354            $ 353,153,427.93
                         -----            ---------           ----------------
                         7.75%            $ 273,038           1,139,252,814.27

In witness whereof, the undersigned have signed their names on behalf of the Corporation on April 24,2000

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator

Cheryl E. Watson
Senior Vice President & Chief Financial Officer


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator

/S/ CHERYL E. WATSON
------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer

/S/ STEPHEN W. CLINTON
------------------------------------
Stephen W. Clinton
Chairman of the Board, President and CEO